TIFF Investment Program, Inc. (“TIP”)
Supplement dated April 1, 2008 to the
Statement of Additional Information
dated April 30, 2007

TIFF Multi-Asset Fund and TIFF US Equity Fund

The table below replaces the table on page 19 of TIP’s Statement of Additional Information under the section entitled: “Performance-Based Fees for Money Managers – Optimizing versus Minimizing Expenses”:

	Number of Managers Receiving Performance- Based Fees	Number of Managers Not Receiving Performance-Based Fees	Largest Difference between Minimum and Maximum Fees Payable to Any Money Manager	Average Difference between Minimum and Maximum Fees Payable to Any Money Manager
Multi-Asset	6*	3	2.00%	0.84%
International Equity	1	2	1.45%	0.59%
US Equity	3	1	1.85%	0.78%
Short-Term	0	1	0.02%	NA

Note:  The table above (1) reflects only fees payable to money managers that manage a separate account on behalf of a fund and includes those who receive a performance-based fee and those who do not; (2) assumes equal manager allocations when calculating averages; and (3) does not include CIVs’ management and incentive fees and operating expenses, which are reflected as a reduction in the CIVs’ gross returns.  See the Prospectus for additional information about the fees and operating expenses of the CIVs.  For the calendar year 2006, the portion of the CIVs’ fees and operating expenses attributable to incentive fees is estimated to be 0.43%, 0.31%, and 0.19% for Multi-Asset, International Equity, and US Equity Funds, respectively.

*Includes the firms Shapiro Capital Management, LLC and Westport Asset Management, Inc., which were approved as money managers of Multi-Asset Fund by the Board on March 24, 2008, effective April 1, 2008.

The line below replaces the information line relative to ARONSON+JOHNSON+ORTIZ LP in the chart on page 21 of TIP’s Statement of Additional Information:

                                                                                                                   Fulcrum                                                                     Fulcrum Fee
                                                                                                                   Fee                                                                             Return*

ARONSON+JOHNSON+ORTIZ LP                                     45**/30*** bp                                                        210**/200 bp***

* Excess return over manager’s benchmark required to receive fulcrum fee.
**This Fulcrum Fee and Fulcrum Fee Return apply if the combined average daily net asset value of Multi-Asset Fund assets and US Equity Fund assets managed by ARONSON+JOHNSON+ORTIZ is less than $100 million during the final month in a trailing 12-month period.  The fee formula is applied separately to the performance achieved by ARONSON+JOHNSON+ORTIZ in Multi-Asset Fund and the performance achieved by ARONSON+JOHNSON+ORTIZ in US Equity Fund.
***This Fulcrum Fee and Fulcrum Fee Return apply if the combined average daily net asset value of Multi-Asset Fund assets and US Equity Fund assets managed by ARONSON+JOHNSON+ORTIZ is equal to or exceeds $100 million during the final month in a trailing 12-month period.  The fee formula is applied separately to the performance achieved by Aronson+Johson+Ortiz in Multi-Asset Fund and the performance achieved by ARONSON+JOHNSON+ORTIZ in US Equity Fund.